Debt	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
Debt
Debt

	December 31,
(In millions)	2016	2015

Debt:
Short-term borrowings
Uncommitted credit facilities (year-end weighted-average interest rate of 1.7% in 2016)	$108.3	—
Restricted cash borrowings (year-end weighted-average interest rate of 0.5% in 2016 and 0.1% in 2015)(a)	22.3	3.5
Other (year-end weighted-average interest rate of 8.1% in 2016 and 8.7% in 2015)	32.2	29.1
Total short-term borrowings	$162.8	32.6

Long-term debt
Bank credit facilities:
Revolving Facility (year-end weighted-average interest
rate of 1.8% in 2016 and 1.8% in 2015)	$55.8	163.3
Private Placement Notes (Series A effective interest rate of 4.6%, Series B effective interest
rate of 5.2%), due 2021, less unamortized debt costs of $0.1 million in 2016 and $0.1 million in 2015	85.6	92.8
Term loan (year-end effective interest rate of 2.5% in 2016 and 2.2% in 2015)
less unamortized debt costs of $0.2 million in 2016 and $0.2 million in 2015	65.6	70.9
Other primarily non-U.S. dollar-denominated facilities (year-end weighted-
average interest rate of 6.9% in 2016 and 5.1% in 2015)	6.4	11.4
Capital leases (year-end weighted-average interest rate of 4.2% in 2016 and 3.6% in 2015)	67.0	59.5
Total long-term debt	$280.4	397.9

Total Debt	$443.2	430.5

Included in:
Current liabilities	$195.6	72.4
Noncurrent liabilities	247.6	358.1
Total debt	$443.2	430.5

(a)
These 2016 and 2015 amounts are for short-term borrowings related to cash borrowed under lending arrangements used in the process of managing customer cash supply chains, which is currently classified as restricted cash and not available for general corporate purposes. See Note 19 for more details.

Short-Term Borrowings
Uncommitted Credit Facilities
In October 2016, we entered into a $100 million uncommitted credit facility. Borrowings under this facility have a maximum maturity of not more than thirty days. Interest on this facility is generally based on LIBOR plus a margin of 1.00%. As of December 31, 2016, $100 million was outstanding.

In February 2016, we entered into a $24 million uncommitted credit facility with an initial expiration date in February 2017. The facility was amended in February 2017, which extended the expiration date to February 2018. Interest on this facility is currently based on LIBOR plus a margin of 1.00%. As of December 31, 2016, $8 million was outstanding.

Long-Term Debt

Revolving Facility
We have a $525 million unsecured multi-currency revolving bank credit facility (the “Revolving Facility”) that matures in March 2020.  The Revolving Facility’s interest rate is based on LIBOR plus a margin or an alternate base rate plus a margin.  The Revolving Facility allows us to borrow loans or issue letters of credit (or otherwise satisfy credit needs) on a revolving basis over the term of the facility. As of December 31, 2016, $469 million was available under the Revolving Facility.  Amounts outstanding under the Revolving Facility, as of December 31, 2016, were denominated primarily in U.S. dollars and to a lesser extent in euros.

The margin on LIBOR borrowings under the Revolving Facility, which can range from 1.0% to 1.70% depending on either our credit rating or leverage ratio as defined within the Revolving Facility, was 1.30% at December 31, 2016.  The margin on alternate base rate borrowings under the Revolving Facility ranges from 0.0% to 0.70%.  We also pay an annual facility fee on the Revolving Facility based on our credit rating or the leverage ratio.  The facility fee can range from 0.125% to 0.30% and was 0.20% at December 31, 2016.

Private Placement Notes
We have $86 million principal amount of unsecured notes outstanding, which were issued through a private placement debt transaction (the “Notes”).  The Notes comprise $36 million in series A notes with a fixed interest rate of 4.57% and $50 million in series B notes with a fixed interest rate of 5.20%.  Annual principal payments under the series A notes began in January 2015 and continue through maturity. The series B notes are due in January 2021.

Term Loan
We entered into a $75 million unsecured term loan in March 2015. Interest on this loan is based on LIBOR plus a margin of 1.75%. Monthly principal payments began April 2015 and continue through to maturity, with the remaining balance of $34 million due in March 2022. As of December 31, 2016, the principal amount outstanding was $66 million.

Other Facilities
As of December 31, 2016, we have one $20 million unsecured multi-currency revolving bank credit facility, of which $4 million was outstanding. As of December 31, 2016, we had undrawn letters of credit and guarantees of $66 million issued under the letter of credit facilities and $5 million issued under the multi-currency revolving bank credit facilities. This $20 million facility expires in March 2019. Interest on this facility is based on LIBOR plus a margin, which ranges from 1.0% to 1.7%. We also have the ability to borrow from other banks, at the banks' discretion, under short-term uncommitted agreements. Various foreign subsidiaries maintain other lines of credit and overdraft facilities with a number of banks.

Letter of Credit Facilities

We have a $40 million uncommitted letter of credit facility that expires in May 2017. As of December 31, 2016, $5 million was utilized.

We have two unsecured letter of credit facilities totaling $94 million, of which approximately $28 million was available at December 31, 2016.  At December 31, 2016, we had undrawn letters of credit and guarantees of $66 million issued under these letter of credit facilities. A $40 million facility expires in December 2018 and a $54 million facility expires in December 2019.  The Revolving Facility and the multi-currency revolving credit facilities are also used for issuance of letters of credit and bank guarantees.

Minimum repayments of long-term debt are as follows:

(In millions)	Capital leases	Other long-term debt	Total

2017	$18.5	14.3	32.8
2018	14.8	13.1	27.9
2019	11.1	16.0	27.1
2020	9.1	69.8	78.9
2021	7.6	65.2	72.8
Later years	5.9	35.0	40.9
Total	$67.0	213.4	280.4

The Revolving Facility, the Notes, the unsecured multi-currency revolving bank credit facilities, the unsecured committed credit facility, the letter of credit facilities and the unsecured term loan contain certain subsidiary guarantees and various financial and other covenants. The financial covenants, among other things, limit our total indebtedness, restrict certain payments to shareholders, limit priority debt, limit asset sales, limit the use of proceeds from asset sales, provide for a maximum leverage ratio and provide for minimum coverage of interest costs. These agreements do not provide for the acceleration of payments should our credit rating be reduced. If we were not to comply with the terms of our various financing agreements, the repayment terms could be accelerated and the commitments could be withdrawn. An acceleration of the repayment terms under one agreement could trigger the acceleration of the repayment terms under the other financing agreements. We were in compliance with all financial covenants at December 31, 2016.
Capital Leases
Property and equipment acquired under capital leases are included in property and equipment as follows:

	December 31,
(In millions)	2016	2015

Asset class:
Buildings	$2.0	2.0
Vehicles	131.8	114.1
Machinery and equipment	1.4	13.6
	135.2	129.7
Less: accumulated amortization	(63.5)	(66.0)
Total	$71.7	63.7